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                                                                    EXHIBIT 10.e


                       Agreement for Professional Services



         THIS AGREEMENT shall be effective commencing the 1st day of January, 1999, between Florida East Coast Industries, Inc., located at One Malaga Street, St. Augustine, FL 32084 (hereinafter referred to as "FECI"), and Carl F. Zellers, Jr., located at 355 Marsh Point Circle, St. Augustine, FL 32084 (hereinafter referred to as "Consultant").

--       General type of services to be performed:   Management Consulting

--       FECI's Responsible Individual:              Robert W. Anestis

--       Telephone Number:                           (904) 826-2202

                                   WITNESSETH:

         WHEREAS FECI desires to commission the services of a consultant to perform the hereinafter described services, and Consultant desires to be so commissioned.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations herein contained, the parties agree as follows:

1.       SCOPE OF SERVICES:

         a. Description: A description of the nature and scope of services to be performed by Consultant under this Agreement (the "Services") shall be as set forth in Exhibit "A" attached hereto and incorporated by this reference.

         b. Time for Completion: Consultant shall commence the Services upon execution of this Agreement and shall complete the same in accordance with the schedule ("Schedule") as set forth in Exhibit "B" attached hereto and incorporated herein by this reference.

         c. Additional Services: FECI may, from time to time, authorize Consultant in writing to perform additional services, in which event Consultant shall perform these services ("Additional Services") in connection with the Services. Any such Additional Services shall be set forth in a Change Order to this Agreement which shall be executed by both parties and which shall be governed by the terms and conditions of this Agreement.

2.       COMPENSATION:

         a. FECI shall compensate Consultant, in accordance with the applicable provisions of Exhibit "A", a Fixed Price amount of $137,500.00 per year for services and reimbursable expenses for the satisfactory performance of the Services.


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         b. Consultant shall invoice FECI monthly at $11,458.33 per month, and
FECI shall pay such invoice within thirty (30) days after receipt of invoice. Invoice shall refer to this Agreement by the Agreement Number indicated at the top left-hand corner of the first page of this Agreement. Authorized reimbursable expenses shall be indicated and shall be invoiced at the same time as monthly payment under consulting agreement at their actual cost together with the original receipts or other documentation to substantiate expenditures. Invoiced expenses shall be paid within 30 days unless FECI contests any portion thereof within 15 days. All invoices should be addressed to:

                       Florida East Coast Industries, Inc.
                       Vice President & Secretary
                       P. O. Box 1048
                       St. Augustine, FL  32085

         c. Additional Services shall be compensated for in an amount which the parties mutually agree to in advance, such amount being added to the Fixed Price Amount and invoiced and paid in accordance with the terms hereof; provided however, that Consultant shall not be entitled to compensation for Additional Services unless Consultant has obtained prior written authorization in the form of a Change Order from FECI to perform the same.

3.       CONFIDENTIALITY OF MATERIAL.

Consultant may, during the course of providing its services hereunder or in relation to this Agreement have access to and acquire knowledge regarding materials, data, systems and other information of or with respect to FECI and any subsidiaries and affiliated companies thereof, which may not be accessible or known to the general public. Any knowledge acquired by Consultant from such materials, data, systems, or information or otherwise through its engagement hereunder shall not be used, published or divulged by Consultant, to any other person, firm or corporation, in any advertising or promotion regarding Consultant or its services, or in any other manner or connection whatsoever without first having obtained written permission of FECI which permission FECI may withhold in its sole discretion. Consultant specifically agrees that the foregoing confidentiality obligation applies to any information acquired by or disclosed to Consultant in any document provided to Consultant by FECI, including, but not limited to a Request for Proposal, Request for Estimate, Request for Quotation and Invitation to Bid.

FECI may request at any time and not later than the termination of this Agreement that Consultant promptly deliver to FECI any or all material provided to Consultant during the term of this Agreement. Additionally, FECI may request that all documents, memoranda, notes and any other material prepared by Consultant in executing of this Agreement be destroyed, and that this destruction be certified in writing to FECI by Consultant or another authorized person. The provisions of this Article shall survive the expiration or earlier termination of this Agreement.



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4.       CONFLICT OF INTEREST.

Consultant during the term of this Agreement with FECI will not accept employment or engage in any representation or consultation that does or may directly or indirectly conflict with or be adverse to any interest of the FECI, including without limitation any employment by or representation of a government entity or agency that regulates the FECI or in which any FECI land is located.

5.       PROMOTION & DESIGN RIGHTS.

         a. Consultant shall acquire no right under this Agreement to use, and shall not use, the name of FECI or any of its affiliated or subsidiary companies;

                  (i) in any of its advertising, publicity, or promotion; nor

                  (ii) in any in-house publication; nor

                  (iii) to express or imply any endorsement by FECI of its services nor in any other manner whatsoever (whether or not similar to the uses herein above specifically prohibited).

The provisions of this Article shall survive the expiration or earlier termination of this Agreement.

         b. Title to all plans, drawings, specifications, ideas, concepts, designs, sketches, models, programs, software, reports, and other tangible deliverables produced by Consultant pursuant to this Agreement shall be and remain the sole and exclusive property of FECI.

         c. The Consultant shall submit all such deliverables to FECI upon completion thereof unless it is necessary for Consultant, in FECI's sole discretion, to retain possession for a longer period of time. Upon early termination of Consultant's services hereunder, as provided in paragraph 10, Consultant shall deliver to FECI all such deliverables whether complete or not. FECI shall have and retain all rights to use any and all deliverables. Consultant may retain copies for its permanent records, provided such documents are not used by the Consultant for any purpose without FECI's prior express written consent.

         d. FECI shall retain all rights, title and interest, in and to all deliverables developed pursuant to this Agreement. To the extent the Services performed under this Agreement produce or include copyrightable materials or designs, such deliverables are work made for hire for FECI as the author, creator, or inventor thereof upon creation, and FECI shall have all rights therein pertaining, including, without limitation, rights of reproduction. This provision shall be construed as and constitute a complete assignment to FECI of any and all rights Consultant may have (if any) in this regard. The Consultant acknowledges that FECI is the motivating force and factor, and for purposes of copyright or patent, has the right to such copyrightable or patentable deliverables produced by Consultant under this Agreement.



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6.       INSURANCE WARRANTY & INDEMNIFICATION.

Consultant hereby represents that it has the professional experience and skill to perform the Services required to be performed hereunder; that it shall comply with all applicable federal, state and local laws, that it shall perform said services in accordance with generally accepted professional standards and in an expeditious and economical manner consistent with the best interests of FECI. Consultant shall, throughout the performance of its services pursuant to this Agreement, maintain automobile liability coverage protecting it and FECI from claims for personal injury and property damage, respectively (including bodily injury and death), which may arise from or in connection with the performance of Consultant's services hereunder. Any such insurance shall provide that coverage thereunder may not be reduced or canceled unless thirty (30) days prior written notice thereof is furnished to FECI by Consultant.

7.       ASSIGNMENT & AGENCY.

         a. This Agreement is for the personal services of Consultant and may not be assigned by Consultant, nor shall it be assignable by operation of law without the prior written consent of FECI, which consent FECI may withhold in its sole discretion.

         b. It is the express intention of the parties that Consultant is an independent contractor and not an employee, agent, joint venturer or partner of FECI. Nothing in this agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between FECI and Consultant or any employee or agent of Consultant. Both parties acknowledge that Consultant is not an employee for state or federal tax purposes. Subject to Paragraph 4 of this Agreement, Consultant shall retain the right to perform services for others during the term of this Agreement. Since Consultant is not FECI's employee, Consultant is responsible for paying all required state and federal taxes. In particular:

         -- FECI shall not withhold FICA (Social Security) from Consultant's payments;

         -- FECI will not make state or federal unemployment insurance contributions on Consultant's behalf;

         -- FECI will not withhold state or federal income tax from payment to Consultant;

         -- FECI will not make disability insurance contributions on behalf of Consultant;

         -- FECI will not obtain workers' compensation insurance on behalf of Consultant.

         c. Consultant shall complete, execute and deliver to FECI a Request for Taxpayer Identification and Certification Form (W-8) prior to, or concurrent with, the execution of this Agreement by Consultant.



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8.       DETERMINATION OF DISPUTES.

Any disputes, differences, claims or counterclaims between FECI and Consultant shall be submitted to the appropriate Florida State Court in the County of St. Johns, State of Florida, having jurisdiction over the subject matter. In any such dispute Consultant agrees to out-of-state service in accordance with the applicable rules of Civil Procedure and state law. This Agreement shall be governed by, and be construed in accordance with, the laws of the State of Florida without regard to principles of conflicts of law.

9.       TERMINATION.

Anything herein to the contrary notwithstanding, FECI and Consultant may mutually agree to terminate this Agreement. In the event of termination, FECI's sole obligation and liability to Consultant, if any, shall be to pay Consultant the portion of the fee earned by it, plus any earned amount for Additional Services, based on the percentage of services completed through the date of termination, plus any authorized reimbursable expenses incurred.

10.      ENTIRE AGREEMENT.

This Agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by Consultant for FECI and contains all the covenants and agreements between the parties with respect to the rendering of such services. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other Agreement, statement, or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by both parties.

11.      PARTIAL INVENTORY.

If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalidated in any way.

12.      CAPTIONS.

The captions contained in this Agreement are inserted for convenience of reference only and shall not be construed in any manner for the purpose of interpreting the provisions thereof.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

CONSULTANT:                                          NAME

Authorized Signature:
                                                     ---------------------------
Print Name:                                          Carl F. Zellers, Jr.
                                                     ---------------------------
Print Title:                                         Consultant
                                                     ---------------------------
Federal I.D./S.S.#:                                  ###-##-####
                                                     ---------------------------
Date:                                                November 12, 1998
                                                     ---------------------------

FLORIDA EAST COAST INDUSTRIES, INC.

Authorized Signature:
                                                     ---------------------------
Name:                                                T. N. Smith
                                                     ---------------------------
Title:                                               Vice President & Secretary
                                                     ---------------------------
Date:                                                November 12, 1998
                                                     ---------------------------



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                                    EXHIBIT A

                       SCOPE OF SERVICES AND DELIVERABLES



CONSULTANT:                Carl F. Zellers, Jr.
            --------------------------------------------------

Consultant shall provide to FECI the following services:

         Advice and counsel on various corporate matters on request of Chairman and Chief Executive Officer of FECI.

Consultant shall be compensated a Fixed Price amount of $137,500.00 per year for its services to be provided herein which amount is payable as provided in paragraph 2 of this Agreement even if his services are not requested.

In addition, Consultant will be provided access to FECI telephone system, including WATS line via extension at his home address and shall be paid reimbursable expenses, based on the following guidelines

         All reasonable, direct, non-salary, reimburseable expenses, including materials, shall be billed to FECI at actual cost with no markup allowed. Reimbursables shall include, but not be limited to, the following:

         Mileage shall be reimbursed at a not to exceed rate of $0.31 per mile (NOT intended for daily commuting).

         All air travel, regardless of domestic or international destination, shall be reimbursed at unrestricted coach class fare.

         Travel time will not be billable, unless otherwise agreed to by the parties.

         Rental cars of midsize should be obtained from the lowest cost provider.

         Lodging on business trips will be reimbursed by FECI at reasonable rates according to availability.

         Third party consultants shall not be engaged without the prior written approval of FECI.

Professional fees for third party consultants engaged directly by Consultant shall be approved in advance by FECI. Invoices from these third parties must be passed through to FECI without additional mark-up. Alternatively, and with advance approval of FECI, professional fees by third parties may be directly invoiced to FECI.


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                                    EXHIBIT B

                              PERFORMANCE SCHEDULE




CONSULTANT:       Carl F. Zellers, Jr.
            ------------------------------------

Consultant shall follow the schedule set forth below for the scope of work described in Exhibit "A".

         Services to be completed on December 31, 2001.


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